Exhibit 10.23

AMENDMENT NO. 1

TO

GENERAL SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO GENERAL SECURITY AGREEMENT (“Amendment No. 1”) is made and entered into as of the 26th day of June, 2003, by and between TULLY’S COFFEE CORPORATION, a Washington corporation (“Debtor”) and KENT CENTRAL, L.L.C., a Washington limited liability company (“Lender”).

RECITALS

A. Debtor and Lender have entered into a General Security Agreement (the “Agreement”) dated November 1, 2002, in order to secure Debtor’s repayment of, and performance under, that certain Promissory Note dated November 1, 2002, in the amount of $2,890,037.09, and all amendments thereto (collectively the “Note”) in favor of Lender.

B. Debtor and Lender desire to amend the terms of such Agreement in certain respects.

NOW, THEREFORE, IN CONSIDERATION of the mutual terms, covenants and conditions, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Debtor and Lender hereby agree as follows:

1. The terms of Section 1.3.7 of the Agreement are deleted in their entirety and the following shall be substituted in lieu thereof:

1.3.7	any reference to the “Loan Documents” shall mean, collectively, that certain Promissory Note of even date herewith in the principal amount of up to $2,890,037.09 (the “Note”); this General Security Agreement and any other instruments or documents evidencing or relating to the foregoing, and all amendments to any of the foregoing, but expressly excluding the Lease Agreement date August 16, 1999 entered into between Lender and Debtor (the “Lease”) and expressly excluding any note, amendment or other document evidencing or relating to the $1,000,000.00 “Increase Loan Amount” described in the Amendment to Promissory Note dated March 3, 2003, which amended the terms of the Note.

2. Except as specifically set forth above, the terms and provisions of the Agreement shall remain as originally executed by the Debtor and the Lender.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the day and year first above written.

DEBTOR:

TULLY’S COFFEE CORPORATION, a Washington

corporation

By:	/s/ Kristopher S. Galvin
	Name:	Kristopher S. Galvin
	Title:	Vice President and Chief Financial Officer

LENDER:

KENT CENTRAL, L.L.C., a Washington

limited liability company

By:	/s/ Larry R. Benaroya
	Name:	Larry R. Benaroya

	Title:	Manager